SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 26, 2001
                                ----------------

                             KENAN TRANSPORT COMPANY
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)

  North Carolina                  0-12058                       56-0516485
  --------------------------------------------------------------------------
 (State or Other Jurisdiction    (Commission File          (I.R.S. Employer
   of Incorporation)                Number)                  Identification No.)


                            University Square - West
                             143 W. Franklin Street
                     Chapel Hill, North Carolina 27516-3910
     ----------------------------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (919) 967-8221
     ----------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable

     ----------------------------------------------------------------------
              (Former name or address, if changed from last report)

Item 5.           Other Events.
                  ------------

         Kenan Transport Company issued a press release on January 26, 2001 (a copy of which is attached as Exhibit 99.1), the contents of which are incorporated herein by reference.

Item 7.           Exhibits.
                  --------

         The following exhibit is filed as part of this report.

         Exhibit 99.1 -- Press release dated January 26, 2001


                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 26, 2001

                                     KENAN TRANSPORT COMPANY

                            By:      /s/ William L. Boone
                                     --------------------
                                     William L. Boone
                                     Vice President - Finance,
                                     Secretary and Treasurer

                                    Exhibit Index

         Exhibit                                                Exhibit No.
         ---------                                              -----------

         Press release dated January 26, 2001                      99.1